Exhibit(a)(1)(B)

LETTER OF TRANSMITTAL CIT Group, Inc.

Offer to Exchange Equity Units in the Form of Corporate Units, stated amount $25.00 per unit, for cash and shares of Common Stock of CIT Group Inc.

Pursuant to its Offer to Exchange, dated November 17, 2008

(as supplemented or amended from time to time, the “offer to exchange”)

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON DECEMBER 15, 2008, UNLESS THE OFFER IS EXTENDED BY US (SUCH DATE AND TIME, AS THE OFFER MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY NOT BE WITHDRAWN AFTER THE CORPORATE UNITS HAVE BEEN ACCEPTED FOR EXCHANGE.

The Exchange Agent for the offer is: D.F. King & Co., Inc.

By Facsimile (Eligible Guarantor Institutions Only):	By Mail, Overnight Courier or Hand Delivery:
(212) 809-8838	D.F. King & Co., Inc.
(provide call back telephone number	48 Wall Street, 22nd Floor
on fax cover sheet for confirmation)	New York, New York 10005
Confirmation: Elton Bagley	Attn: Elton Bagley

The Information Agent for the offer is:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005

Banks and Brokers call: (212) 269-5550 (Collect)
All others call Toll-free: (800) 758-5880

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This letter of transmittal is to be used (i) if certificates representing corporate units are to be forwarded herewith or (ii) if delivery of corporate units is to be made by book-entry transfer to an account maintained by the exchange agent at DTC (as defined in the offer to exchange) pursuant to the procedures set forth in “Description of the Offer—Procedures for Tendering Corporate Units” in the offer to exchange. Delivery of documents to DTC does not constitute delivery to the exchange agent.

     QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO EXCHANGE AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

     TENDERING HOLDERS MUST COMPLETE THE APPROPRIATE BOX(ES) BELOW WITH RESPECT TO THE CORPORATE UNITS TO WHICH THIS LETTER OF TRANSMITTAL RELATES.

Description of Corporate Units Tendered

Name and Address of Registered Holder or Name of DTC Participant (fill in, if blank)	Certificate or Registration Number(s)[1]	Stated Amount of Corporate Units Tendered[2]
$

     If the space provided above is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this letter of transmittal.

____________

1	Need not be completed by book-entry eligible holders. Such eligible holders should check the appropriate box below and provide the requested information.

2	Each corporate unit has a stated amount equal to $25.

     The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the offer. Holders who wish to tender their corporate units must complete this letter of transmittal in its entirety.

o	CHECK HERE IF TENDERED CORPORATE UNITS ARE ENCLOSED HEREWITH.

o	CHECK HERE IF TENDERED CORPORATE UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY
THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:	_____________________
DTC Account Number:	_____________________
Transaction Code Number:	_____________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     By the execution hereof, the undersigned hereby acknowledges receipt of the offer to exchange dated November 17, 2008 relating to the offer to exchange equity units in the form of corporate units, stated amount $25.00, of CIT Group Inc., a Delaware corporation (“CIT,” “we,” “our” and “us”) for cash and shares of common stock (the “offer consideration”), and this letter of transmittal (as supplemented or amended, this “letter of transmittal”). We urge you to review the offer to exchange for the terms and conditions of the offer. Certain terms used but not defined herein have the meaning given to them in the offer to exchange.

     Upon the terms and subject to the conditions of the offer, the undersigned hereby tenders to CIT the above-described stated amount of corporate units. Subject to and effective upon the acceptance for exchange of, and exchange of, corporate units tendered herewith, the undersigned hereby (1) irrevocably tenders, sells, assigns and transfers to CIT all right, title and interest in and to all such corporate units as are being tendered herewith and (2) irrevocably appoints the exchange agent as its agent and attorney-in-fact (with full knowledge that the exchange agent is also acting as agent of CIT with respect to the tendered corporate units with full power coupled with an interest) to (a) deliver certificates representing the corporate units, and/or transfer ownership of the corporate units on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon CIT’s order, (b) present the corporate units for transfer on the relevant security register, (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the corporate units, all in accordance with the terms of the offer and (d) deliver, in book-entry form, the shares of common stock issuable upon acceptance of corporate units tendered hereby, together with any corporate units not accepted in the exchange offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the offer as described in the offer to exchange.

     Subject to applicable regulations of the Securities and Exchange Commission, if, for any reason whatsoever, acceptance for exchange of, or exchange of, any corporate units tendered pursuant to the offer is delayed (whether before or after CIT’s acceptance for exchange of, or exchange of, corporate units) or CIT extends the offer or is unable to accept for exchange or exchange the corporate units tendered pursuant to the offer, CIT may instruct the exchange agent to retain tendered corporate units, and those corporate units may not be withdrawn, except to the extent that you are entitled to the withdrawal rights set forth in the offer to exchange. If you have tendered corporate units, you may withdraw those corporate units prior to the applicable withdrawal deadline by delivering a written notice of withdrawal subject to the limitations and requirements described in “Description of the Offer—Withdrawal of Tenders” in the offer to exchange.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the corporate units tendered hereby and to acquire the offer consideration issuable upon the exchange of such tendered corporate units, and that, when the corporate units are accepted for exchange, CIT will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the corporate units tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by CIT or the exchange agent to be necessary or desirable to complete the sale, assignment and transfer of the corporate units tendered hereby. The undersigned has read the offer to exchange and agrees to all of the terms and conditions of the offer.

     The undersigned understands that tenders of corporate units pursuant to any one of the procedures described in the offer to exchange under the heading “Description of the Offer—Procedures for Tendering Corporate Units” and in the instructions herein will, upon CIT’s acceptance for exchange of such tendered corporate units, constitute a binding agreement between the undersigned and CIT upon the terms and subject to the conditions of the offer.

     The offer is subject to certain conditions described in the section of the offer to exchange entitled “Description of the Offer—Conditions to the Offer.”

     The undersigned understands that the delivery and surrender of the corporate units is not effective, and the risk of loss of the corporate units does not pass to the exchange agent, until receipt by the exchange agent of this letter of transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to CIT, or receipt of an agent’s message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of corporate units will be determined by CIT, in its sole discretion, which determination shall be final and binding.

     The name(s) and address(es) of the registered holder(s) of the corporate units tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such corporate units. The certificate number(s) and the corporate units that the undersigned wishes to tender should be indicated in the appropriate box(es) above.

     Unless otherwise indicated in the boxes entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” in this letter of transmittal, the offer consideration (and any corporate units not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the corporate units or deposited at such holder’s account at DTC, as applicable. If the offer consideration is to be issued to a person other than the person(s) signing this letter of transmittal, or if the offer consideration is to be deposited to an account different from the accounts of the person(s) signing this letter of transmittal, the appropriate boxes of this letter of transmittal should be completed. If corporate units are surrendered by holder(s) that have completed either the box entitled “Special Payment or Issuance Instructions” or “Special Delivery Instructions” in this letter of transmittal, signature(s) on this letter of transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 3).

     All authority herein conferred or agreed to be conferred in this letter of transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

     THE UNDERSIGNED, BY COMPLETING THE BOX(ES) ENTITLED “DESCRIPTION OF CORPORATE UNITS TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE CORPORATE UNITS AS SET FORTH IN SUCH BOX(ES).

ACKNOWLEDGEMENT OF REPRESENTATIONS AND WARRANTIES

     The common stock portion of the offering consideration is being made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 3(a)(9) of the Securities Act, and has not been registered under any other applicable securities laws.

     By signing this letter of transmittal, the undersigned also represents, warrants and acknowledges that:

(i)	it has carefully reviewed the offer to exchange;

(ii)	there are risks incident to the acquisition of the common stock portion of the offer consideration, including, without limitation, those risks which are summarized under “Risk Factors” in the offer to exchange.

REGISTERED HOLDERS OF CORPORATE UNITS SIGN HERE

(In addition, complete Form W-9)

PLEASE SIGN HERE _______________________________________	PLEASE SIGN HERE _______________________________
Authorized Signature of Registered Holder	Authorized Signature of Registered Holder
__________________________________	___________________________
Date	Date

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the corporate units or on a security position listing as the owner of the corporate units or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. See Instruction 3. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name: ________________________________________
Title: _________________________________________
Address: ______________________________________
                 ______________________________________
Telephone Number: ______________________________
Dated: ________________________________________

_____________________________________________
Taxpayer Identification or Social Security Number

_____________________________________________
DTC Account to Which Common Stock Portion
of the Offer Consideration Should be Delivered

Name: ________________________________________
Title: _________________________________________
Address: ______________________________________
                 ______________________________________
Telephone Number: ______________________________
Dated: ________________________________________

_____________________________________________
Taxpayer Identification or Social Security Number

_____________________________________________
DTC Account to Which Common Stock Portion of
the Offer Consideration Should be Delivered

SIGNATURE GUARANTEE (If required, see Instruction 3)

Signature(s) Guaranteed by an Eligible Institution: _______________________________________	Date: ___________
Authorized Signature

Name of Eligible Institution Guaranteeing Signature: _______________________________	Address: ________

Capacity (full title): __________________________________
Telephone Number: _________________________________

	SPECIAL PAYMENT OR ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)		SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

	To be completed ONLY if the offer consideration or any corporate units that		To be completed ONLY if the offer consideration or any corporate units that are not
	are not tendered or not accepted are to be issued in the name of someone		tendered or not accepted are to be sent to someone other than the undersigned,
	other than the undersigned.		or to the undersigned at an address other than that shown above.

Issue:	☐ Common stock portion of the offer consideration to:
	☐ Corporate units to:	Send:	☐ Common stock portion of the offer consideration to:
	☐ Check:		☐ Corporate units to:
☐ Check:
Name(s)_______________________________
	Address_______________________________ ______________________________________		Name(s)___________________________________
	Telephone Number:_______________________		Address___________________________________ __________________________________________
	Book-Entry Transfer Facility Account:_________ ______________________________________		Telephone Number:___________________________
	(Tax Identification or Social Security number)		____________________________________
____________________________________
(Tax Identification or Social Security number)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Delivery of this Letter of Transmittal and Certificates.

     All physically delivered corporate units or confirmation of any book-entry transfer to the exchange agent’s account at DTC, as well as a properly completed and duly executed copy of this letter of transmittal (or facsimile thereof), and any other documents required by this letter of transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate agent’s message, must be received by the exchange agent at any of its addresses set forth herein on or prior to the expiration date. The method of delivery of this letter of transmittal, the corporate units and all other required documents is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the exchange agent.

     Any beneficial holder whose corporate units are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender corporate units in the offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder’s behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing this letter of transmittal and tendering corporate units, either make appropriate arrangements to register ownership of the corporate units in such beneficial holder’s own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

     Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

     CIT expressly reserves the right, at any time or from time to time, to extend the expiration date by complying with certain conditions set forth in the offer to exchange.

LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO CIT OR DTC.

2. Partial Tenders.

     If less than the entire stated amount of corporate units evidenced by a submitted certificate is tendered, the tendering holder should fill in the stated amount tendered in the column entitled “Stated Amount of Corporate Units Tendered” of the appropriate box above. As soon as practicable after the applicable settlement date, the exchange agent will return to any holder who partially tendered a corporate unit a certificate for the portion of the corporate unit that was not tendered or accepted and not exchanged for the offer consideration. All corporate units delivered to the exchange agent will be deemed to have been tendered in full unless otherwise indicated.

     Any corporate units which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as promptly as practicable.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

     If this letter of transmittal is signed by the registered holder(s) of the corporate units tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this letter of transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the corporate units.

     If any of the corporate units tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

     If a number of corporate units registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different registrations of corporate units.

     Signatures on all letters of transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”), unless the corporate units tendered thereby are tendered (i) by an holder of corporate units (or by a participant in DTC whose name appears on a security position listing as the owner of such corporate units) who has not completed either the box entitled “Special Payment or Issuance Instructions” or the box entitled “Special Delivery Instructions” on this letter of transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the corporate units are registered in the name of a person other than the signer of the letter of transmittal or if corporate units not accepted for purchase or not tendered are to be returned to a person other than the holder, then the signatures on the letters of transmittal accompanying the tendered corporate units must be guaranteed by a Medallion Signature Guarantor as described above.

     If this letter of transmittal is signed by the registered holder or holders of corporate units (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the corporate units) listed and tendered hereby, no endorsements of the tendered corporate units or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the corporate units or transmit properly completed bond powers with this letter of transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the corporate units, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of corporate units, exactly as the name of the participant appears on such security position listing), with the signature on the corporate units or bond power guaranteed by a Medallion Signature Guarantor (except where the corporate units are tendered for the account of an Eligible Institution).

     If corporate units are to be tendered by any person other than the person in whose name the corporate units are registered, the corporate units must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the holder or holders appear on the corporate units, with the signature(s) on the corporate units or instruments of transfer guaranteed as provided above, and this letter of transmittal must be executed and delivered either by the holder or holders, or by the tendering person pursuant to a valid proxy signed by the holder or holders, which signature must, in either case, be guaranteed as provided above.

4. Special Issuance, Delivery and Payment Instructions.

     Tendering holders should indicate, in the applicable box, the account at DTC in which the offer consideration is to be issued and deposited, if different from the accounts of the person signing this letter of transmittal.

     Tendering holders should indicate, in the applicable box, the name and address in which corporate units for stated amounts not tendered or not accepted for exchange are to be issued and delivered, if different from the name and address of the person signing this letter of transmittal.

     In the case of issuance or payment in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

     If no instructions are given, the offer consideration (and any corporate units not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the corporate units or deposited at such holder’s account at DTC, as applicable.

5. Transfer Taxes.

     CIT shall pay all transfer taxes, if any, applicable to the exchange of corporate units pursuant to the offer. If, however, transfer taxes are payable in circumstances where certificates representing the common stock portion of the offer consideration or corporate units for stated amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the corporate units tendered or where tendered corporate units are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of corporate units pursuant to the offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer stamps to be affixed to the corporate units listed in this letter of transmittal.

6. Waiver of Conditions.

     CIT reserves the absolute right to waive, in whole or in part, any of the specified conditions to the offer set forth in the offer to exchange.

7. Mutilated, Lost, Stolen or Destroyed Corporate Units.

     Any holder whose corporate units have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address and telephone number indicated above for further instructions.

8. Requests for Assistance or Additional Copies.

     Questions and requests for assistance relating to the offer to exchange, this letter of transmittal and other related documents and relating to the procedure for tendering may be directed to the exchange agent at the address and telephone number set forth above.

     Questions and requests for assistance or for additional copies of the offer to exchange may be directed to the information agent at the address and telephone number set forth above.

9. Validity and Form.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered corporate units pursuant to any of the instructions in this letter of transmittal, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by CIT in its sole discretion, which determination will be final and binding. CIT reserves the absolute right to reject any or all tenders of any corporate units determined by CIT not to be in proper form, or if the acceptance or exchange of such corporate units may, in the opinion of counsel for CIT, be unlawful. CIT also reserves the absolute right to waive any conditions to any offer that CIT is legally permitted to waive.

     Tender of corporate units will not be deemed to have been validly made until all defects or irregularities in such tender have been cured or waived. All questions as to the form and validity (including time of receipt) of any delivery will be determined by CIT in its sole discretion, which determination shall be final and binding. None of CIT, the exchange agent, the information agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any corporate units, or will incur any liability for failure to give any such notification. Holders should send all materials to the exchange agent and not to CIT, the information agent or any dealer manager.

10. Important Tax Information.

     TO COMPLY WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) ANY SUCH DISCUSSION IS INCLUDED HEREIN BY CIT IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE OFFER TO EXCHANGE DESCRIBED IN THE OFFER TO EXCHANGE; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

     Under current U.S. federal income tax law, the exchange agent (as payor) may be required to withhold a portion of any payments made to certain holders (or other payees) pursuant to the offer and other transactions described in the offer to exchange. To avoid such backup withholding, each tendering U.S. holder or other U.S. payee must provide the exchange agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing Form W-9 of the Internal Revenue Service (the “IRS”), or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual’s social security number. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner. If an exemption from backup withholding is not established, any reportable payments will be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if an exemption from backup withholding is established. If a U.S. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the exchange agent is not provided with a TIN prior to the date of payment, the exchange agent will withhold 28% of any reportable payments made to the U.S. holder. For further information concerning backup withholding and instructions for completing Form W-9 (including how to obtain a TIN if you do not have one and how to complete Form W-9 if the corporate units are held in more than one name), consult the instructions in Form W-9. All IRS forms mentioned herein may be obtained on the IRS website at www.irs.gov.

     Certain persons (including, among others, all corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on Form W-9. To satisfy the exchange agent that a non-U.S. person qualifies as an exempt recipient, such person must submit a Form W-8 of the IRS, signed under penalties of perjury, attesting to that person’s non-U.S. status. A Form W-8 can be obtained from the exchange agent. Holders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

     A person’s failure to complete Form W-9, Form W-8 or other appropriate form will not, by itself, cause such person’s corporate units to be deemed invalidly tendered, but may require the exchange agent to withhold a portion (currently 28%) of any payments made to such person pursuant to the offer and other transactions described in the offer to exchange. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of U.S. federal income tax withheld should generally be creditable against the U.S. federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of U.S. federal income tax, a refund generally may be obtained provided that the required information is timely furnished to the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN FORM W-9 (OR FORM W-8, AS APPLICABLE) MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND OTHER TRANSACTIONS DESCRIBED IN THE OFFER TO EXCHANGE. PLEASE REVIEW FORM W-9 AND THE INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS OR CONTACT THE EXCHANGE AGENT FOR THE APPLICABLE FORM W-8.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH CORPORATE UNITS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion (currently 28%) of all reportable payments made to me will be withheld and remitted to the Internal Revenue Service.

SIGNATURE:______________________________	DATE:____________________